                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 12, 1996

                                   HPSC, Inc.
                                   ----------

             (Exact name of registrant as specified in its charter)

Delaware                           0-11618             04-256004
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(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number         Identification No.)


60 State Street, Boston, MA                        02109
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (617)720-3600
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Item 5.   Other Events
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     The Company hereby reports changes in the stock ownership table included in its proxy statement for the Annual Meeting of Stockholders to be held on May 16, 1996 to reflect the beneficial ownership by Hollybank Investments, LP of 6.10% of the Company's Common Stock, as set forth below.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information, as of the record date, with respect to the beneficial ownership of the Company's Common Stock by those persons known by the Company to own beneficially more than five percent (5%) of the Company's outstanding shares of Common Stock as of the record date and by each of the Company's directors and its executive officers individually, and by all of the Company's directors and executive officers as a group. The information in the table and in the related notes has been furnished by or on behalf of the indicated owners. Unless otherwise noted, HPSC believes the persons referred to in this table have sole voting and investment power with respect to the shares listed in this table. The percentage owned is calculated with respect to each person by treating shares issuable to such person within 60 days of the record date as outstanding, in accordance with rules of the Securities and Exchange Commission ("SEC").


                                                         AMOUNT AND NATURE OF BENEFICIAL
                                                         OWNERSHIP OF HPSC                   % OF
    NAME (AND ADDRESS OF OWNER OF MORE THAN 5%)          COMMON STOCK (1)(2)                 CLASS
    -------------------------------------------          -------------------                 -----
  Dimensional Fund Advisors, Inc.......................       354,400 (3)                    7.56%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401
  Fidelity Management and Research Corporation.........       352,500 (4)                    7.52%
    82 Devonshire Street
    Boston, MA 02109-3605
  Hollybank Investments, LP............................       286,000 (4a)                   6.10%
    One Financial Center, Suite 1600
    Boston, MA  02111
  Tweedy, Browne Company, L.P..........................       433,285 (5)                    9.25%
    52 Vanderbilt Avenue
    New York, NY 10017
  John W. Everets and Raymond R. Doherty...............       300,000 (6)                    6.40%
   as Trustees of the HPSC, Inc.
   Employee Stock Ownership Plan
    60 State Street, 35th Floor
    Boston, MA 02109-1803
  John W. Everets and Raymond R. Doherty...............       350,000 (7)                    7.47%
   as Trustees of the HPSC, Inc.
   Supplemental Employee Stock
   Ownership Plan and Trust
    60 State Street, 35th Floor
    Boston, MA 02109-1803
  John W. Everets......................................       457,771 (8)(9)(10)(11)         9.42%
    60 State Street, 35th Floor,
    Boston, MA 02109-1803
  Joseph A. Biernat....................................         7,000                            *

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
  J. Kermit Birchfield.................................        37,667 (12)                       *
  Dollie A. Cole.......................................        36,500                            *
  Samuel P. Cooley.....................................         8,000                            *
  Raymond R. Doherty...................................       220,214 (8)(9)(11)             4.61%
  Rene Lefebvre........................................        59,599 (9)(11)                1.26%
  Thomas M. McDougal...................................        21,000                            *
  Lowell P. Weicker, Jr................................         4,000                            *
  All Directors and Executive Officers as a group
    (9 persons)........................................       851,751 (11)                  16.85%

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* Percent of class less than 1%.

(1) Includes shares of the Company's Common Stock which the named security holder has the right to acquire within 60 days of the record date through the exercise of options granted by the Company to the named individuals or group as follows: Messrs. Biernat, Birchfield and Cooley, 7,000 shares each; Ms. Cole and Dr. McDougal, 21,000 shares each; Mr. Weicker, 4,000 shares, Mr. Everets, 170,000 shares; Mr. Doherty, 114,000 shares; Mr. Lefebvre, 18,000 shares; and such group, 369,000 shares.

(2) Includes allocated shares under the HPSC, Inc. Employee Stock Ownership Plan (the "ESOP") of 4,714 for Mr. Everets, 6,711 for Mr. Doherty, 1,599 for Mr. Lefebvre and 13,024 for all executive officers and directors as a group.

(3) Dimensional Fund Advisors, Inc. ("Dimensional") has filed an Amendment No. 5 to Schedule 13G with the SEC reporting that it is a registered investment adviser and is deemed to have beneficial ownership of 354,400 shares of Common Stock of the Company as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Fidelity Management and Research Corporation ("FMRC") filed a Form 13G with the SEC for the year ended December 31, 1995 reporting that it has investment discretion with respect to 352,500 shares of Common Stock of the Company. FMRC reports that it has no voting authority with respect to such shares.

(4a) Hollybank Investments, LP ("Hollybank") filed a Schedule 13D on October 30, 1995 reporting that it has sole investment power and sole dispositive power with respect to 286,000 shares of Common Stock of the Company. The general partner of Hollybank, Dorsey R. Gardner, reported owning 27,580 shares and reported having sole investment power and sole dispositive power with respect to such shares. Mr. Gardner, because of his position as general partner of Hollybank, may be deemed to beneficially own 313,580 shares of Common Stock. Except to the extent of his interest as a limited partner of Hollybank, Mr. Gardner disclaims beneficial ownership of the shares of Common Stock beneficially owned by Hollybank.

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(5)  Tweedy, Browne Company L.P. ("TBC"), TBK Partners, L.P. ("TBK") and
     Vanderbilt Partners, L.P. ("Vanderbilt") filed an Amendment No. 4 to their Form 13Ds on October 28, 1995 with the Securities and Exchange Commission. TBC is the beneficial owner of 408,285 shares of the Company's Common Stock. TBK owns directly 15,000 shares. Vanderbilt owns directly 10,000 shares. The aggregate number of shares of the Company's Common Stock of which TBC, TBK and Vanderbilt could be deemed to be beneficial owners is 433,285. TBC has investment discretion with respect to 408,285 shares and sole power to dispose or direct the disposition of all of such shares. TBC has shared power to vote or direct the vote of 350,285 shares. TBK has the sole power to vote or direct the voting of and to dispose or direct the disposition of the TBK shares. Vanderbilt has the sole power to vote or direct the voting of and dispose or direct the disposition of the Vanderbilt shares. The general partners of TBC and Vanderbilt are Christopher H. Browne, William H. Browne and John D. Spears. The general partners of TBK are Christopher H. Browne, William H. Browne, Thomas P. Knapp and John D. Spears. The general partners of TBC, by reason of their positions as such, may be deemed to have shared power to dispose of or to direct the disposition of 408,285 shares and shared power to vote or to direct the vote of 350,285 shares. Each of the general partners of TBK and Vanderbilt, by reason of his position as such, may be deemed to have shared power to vote or direct the vote of and to dispose or direct the disposition of the 15,000 shares held by TBK and the 10,000 shares held by Vanderbilt, respectively.

(6) 59,652 of these shares have been allocated to the accounts of ESOP participants and 240,348 shares are unallocated. Messrs. Doherty and Everets disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note (2) above.

(7) None of the 350,000 shares have been allocated to the accounts of participants in the HPSC, Inc. Supplemental Employee Stock Ownership Plan and Trust (the "SESOP"). Messrs. Doherty and Everets disclaim beneficial ownership of all such shares.

(8) Excludes the 300,000 shares held in the ESOP for the benefit of the employee participants (other than the shares allocated to the respective ESOP accounts of Messrs. Doherty and Everets listed in Note (2) above) and the 350,000 shares held in the SESOP for the benefit of the employee participants. Although Messrs. Doherty and Everets are the trustees of both the ESOP and SESOP and accordingly share voting power with respect to all unallocated shares and share dispositive power with respect to all shares in the ESOP and the SESOP, they disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note (2) above.

(9) Includes 26,133 shares, 10,000 shares and 10,000 shares, respectively, for Messrs. Everets, Doherty and Lefebvre, purchased under the Stock Loan Program described in "EXECUTIVE COMPENSATION -- Stock Loan Program." All such shares are pledged to the Company pursuant to such Program.

(10) Includes 100 shares held by Mr. Everets' son, A. Hale W. Everets. Mr.Everets disclaims beneficial ownership of such shares.

(11) Includes 185,000, 90,000 and 30,000 restricted shares granted to Messrs. Everets, Doherty and Lefebvre on May 12, 1995, as described under the Summary Compensation Table.

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(12) Includes 3,000 shares held by Mr. Birchfield's spouse. Mr. Birchfield disclaims beneficial ownership of such shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HPSC, Inc.
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                                   Registrant


DATED:    April 12, 1996            By: /s/  John W. Everets
                                        ------------------------
                                             John W. Everets
                                             Chairman and Chief
                                             Executive Officer